Exhibit 99.1

Analyst Presentation June 6, 2005

BROADENING OUR FUTURE

Forward Looking Statements

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: This announcement includes forward-looking statements which reflect Stride Rite’s current views with respect to the future events or financial performance discussed in the release, based on management’s beliefs and assumptions and information currently available. When used, the words “believe”, “anticipate”, “estimate”, “project”, “should”, “expect”, “appear” and similar expressions, which do not relate solely to historical matters identify forward-looking statements. These forward-looking statements, which include statements regarding the expected benefits of the acquisition of Saucony and the impact of the acquisition on Stride Rite’s financial results, are subject to risks, uncertainties and assumptions and are not guarantees of future events or performance, which may be affected by known and unknown risks, trends and uncertainties. Should one or more of these risks or uncertainties materialize, or should our assumptions prove incorrect, actual results may vary materially from those anticipated, projected or implied. Factors that may cause such a variance include, among others: the inability to fully realize the anticipated benefits from the acquisition of Saucony; the challenges of achieving the expected synergies; the possibility of incurring costs or difficulties related to the integration of the businesses of Stride Rite and Saucony; the opening of new stores may be delayed; the volume of anticipated sales may decline; revenues from new product lines may fall below expectations; the launch of new product lines may be delayed; new retail concepts may not achieve expected results; general retail sales trends may be below expectations; current license agreements may be terminated; consumer fashion trends may shift to footwear styling not currently included in our product lines; our retail customers, including large department stores, may consolidate or restructure operations resulting in unexpected store closings; and additional factors discussed from time to time in our filings with the Securities and Exchange Commission. We expressly disclaim any responsibility to update forward-looking statements.

David Chamberlain

Chairman and CEO

TODAY’S AGENDA

Strategy & Business Overview

Strategy Specifics Saucony

Brand Presentations Financials Summary

STRATEGY & BUSINESS OVERVIEW

Objective

To build a premier lifestyle footwear company

Strategy

By developing our brands to their full footwear, lifestyle and worldwide potential

STRATEGY & BUSINESS OVERVIEW

The Business

A Diversified Portfolio of Well-Known and Respected Brands

Brand 2004 Awareness Date Started

Stride Rite 80% 1919

Keds 95% 1916

Sperry Top-Sider 65% 1935

Tommy Hilfiger 91% 1985

Saucony 44% 1898

Saucony Awareness Specialty Run Channel = 90+%

STRATEGY & BUSINESS OVERVIEW

Specific Strategies

To become the premier children’s footwear brand worldwide To build a strong position in athletic & active lifestyle footwear markets To have a diversified channel strategy to secure profitable growth

To expand our U.S. brands’ success worldwide

To extend lifestyle aspects of our brands

SPECIFIC STRATEGIES

To Become the Premier Children’s Footwear Brand Worldwide

Current Portfolio:

Stride Rite Saucony Keds Kids Sperry Top-Sider

Tommy Hilfiger (License) Børn (License)

SPECIFIC STRATEGIES

Children’s Retail Market

Ages 9 and Under Total Market:$4.4B

Shoes $1.3B

Sandals $0.5B

Boots $0.4B

Performance $2.2B

Total $4.4B

Shoes above$30 retail price are 25%

Source: NPD

SPECIFIC STRATEGIES

Children’s Retail Sales

Ages 9 and Under

Brands 2004 ($M) Retailers 2004 ($M)

Nike 752 Kid’s Footlocker 303

Skechers 239 Footlocker 215

Reebok 232 Stride Rite 152*

Stride Rite 208* Finish Line 106

Adidas 128 Foot Action 51

New Balance 127 Sports Authority 43

K-Swiss 90

Converse 73

Vans 47

Source: NPD

* Excludes Licensed Partners

SPECIFIC STRATEGIES

To Build a Strong Position in Athletic & Active Footwear Lifestyle Markets

2004 (millions)

Keds/PRO-Keds 124

Sperry Top-Sider 59

SR International 28

Saucony 167

Total $ 378

SPECIFIC STRATEGIES

Diversify Distribution Channels to Secure Profitable Growth

Pre-Saucony

Department Store 35%

Closeout/Mass Merchandisers 14%

Family Shoe Stores 13%

Other 4%

Own Stores/LP’s 34%

Domestic$530M

Post-Saucony

Department Store 29%

Closeout/Mass Merchandisers 14%

Family Shoe Stores 11%

Other 7%

Athletic 10%

Own Stores/LP’s 29%

Domestic$660M

SPECIFIC STRATEGIES

To Expand our U.S. Brands’ Success Worldwide

Pre-Saucony

Stride Rite 10%

Keds 19%

PRO-Keds 7%

Tommy Hilfiger 54%

Sperry 10%$28M

Post-Saucony

Saucony 59%

Sperry 4%

Stride Rite 4%

Keds 8%

PRO-Keds 3%

Tommy Hilfiger 22%$65M

SPECIFIC STRATEGIES

To Expand our U.S. Brands’ Success Worldwide

Pre-Saucony

Europe 5%

Canada 40%

Middle East 5%

Latin America 37%

Asia 13%$28M

Post-Saucony

Canada 42%

Middle East 3%

Latin America 16%

Asia 8%

Europe 31%$65M

SPECIFIC STRATEGIES

To Expand the Lifestyle Aspects of our Brands

Stride Rite Children’s Group

Apparel & Accessories

Sperry Top-Sider

Apparel & Accessories ‘06

Keds

Apparel & Accessories

Saucony

Hind

SAUCONY

Financial Snapshot

2004

Sales $167 M

Gross Profit 68 M

Net Income 10 M

Brands: Saucony, Hind, Spot-bilt, Hyde

SAUCONY

Natural Extension of Stride Rite’s Portfolio of Leading Footwear Brands

Adds authentic performance athletic brand with loyal customers and solid growth prospects Creates takedown opportunity for children’s market Increases sales in growing sporting goods and athletic specialty channels Creates growth opportunity for Saucony in department and national chain stores Doubles our international sales to increase critical mass Provides new athletic development and sourcing leverage Accelerates earnings growth Increases shareholder value

SAUCONY

The Athletic Opportunity

Total U.S. Athletic Market:$16.7B, +3.4% Change Y/Y

U.S. Running

Market

$5.0B

+3.2% Change Y/Y

Men’s $2.1B

Women’s $1.9B

Children’s $1.0B

Int’l/

Non-U.S.

Saucony* $

45M$

65M$

1M $

40M

Significant opportunities for growth

Source: NPD, 12 months ended as of March 2005 * Wholesale dollars

SAUCONY

Synergy Opportunities

Duplicate public company costs Product sourcing leverage Operational synergies General overhead reduction

Total Fully Realized Cost Savings =$6-8 million

Frank Caruso

Chief Financial Officer

FINANCIALS

Financial Targets

Sales growth of 5-8% annually Net Profit Increase of 8-12% annually EBIT of 10% of net sales Solid balance sheet Positive cash flow of$30-$40M per year

FINANCIALS

Sales Growth

Stride Rite children’s retail store expansion and comparative store increases Sperry Top-Sider strong continuing performance Keds repositioned and re-energized Tommy Hilfiger stabilized Expanding international business Saucony build off strong base

FINANCIALS

Net Profit Increase

Healthy SRCG retail store 4-wall profits

Gross profit margin improvement in Keds, Sperry Top-Sider and SRCG

Reduced factory and supply chain costs through consolidation and rationalization

Realize back office synergies

FINANCIALS

Improve EBIT        % of Sales

Expansion of gross profit margins Refine product development process Minimize operating cost increases Leverage fixed component of operating costs

FINANCIALS

Strong Balance Sheet and Positive Cash Flows

Consistent profitability

Low CapEx requirements (2% of sales historically)

Reduced working capital needs through balance sheet management Conservatively leveraged post acquisition Annual dividend – 25 cents

Historical Financials

HISTORICAL FINANCIALS

2004 SRR Performance

%

2004 2003 Change

Net Sales $ 558 $ 550 1%

Gross Profit 213 210 1%

38.1% 38.1%

Operating Expenses 172 171 1%

Interest & Other 1 2

Operating Income 40 39 5%

Net Income $ 26 $ 25 1%

EPS $.66 $.64 3%

Shares Outstanding 38.8 40.1 (3%)

$in Mil., except per share data

Net Sales % by Division

Stride Rite 45%

Keds 24%

Sperry 10%

Tommy 16%

Int’l 5%

HISTORICAL FINANCIALS

2004 Saucony Performance

%

2004 2003 Change

Net Sales $ 167 $ 136 22%

Gross Profit 68 53 30%

41.1% 38.7%

Operating Expenses 50 40 26%

Interest & Other - 1

Operating Income 18 13 40%

Net Income $ 10 $ 8 23%

EPS – Class A $ 1.38 $ 1.26 10%

EPS – Class B $ 1.52 $ 1.38 10%

$            in Mil., except per share data

Net Sales        % by Division

Domestic 62%

Int’l 23%

Apparel 8%

Retail 6%

Other 1%

HISTORICAL FINANCIALS

2004 Stride Rite Balance Sheet

2004 2003 % Change

Cash $ 91 $ 103 (12%)

Accounts Receivable 48 51 (7%)

Inventories 88 82 7%

Total Liabilities 74 78 (5%)

Debt - - -

Total Stockholders’

Equity $ 247 $ 268 (8%)

$            in Millions

HISTORICAL FINANCIALS

2004 Saucony Balance Sheet

2004 2003 % Change

Cash $ 33 $ 48 (31%)

Accounts Receivable 22 19 17%

Inventories 26 22 14%

Total Liabilities 28 22 27%

Debt - - -

Total Stockholders’

Equity $ 69 $ 79 (13%)

$            in Millions

HISTORICAL FINANCIALS

Net Sales by Division—SRR FY2004 vs. FY2003

FY2003 FY2004

( in$ Millions)

0 100 200 300

In$Millions Stride Rite Keds Sperry Tommy Int’l Intercompany Total

Eliminations

FY 2004 $ 253.7 136.3 58.9 92.3 28.0 (10.9) $ 558.3

FY 2003 $ 236.1 153.3 53.3 94.9 23.3 (10.8) $ 550.1

% Change 7% (11%) 10% (3%) 16% 1%

HISTORICAL FINANCIALS

2005 Q1 SRR Performance

%

2005 2004 Change

Net Sales $ 151 $ 136 11%

Gross Profit 61 53 14%

40.2% 38.9%

Operating Expenses 47 41 15%

Interest & Other - -

Operating Income 13 12 12%

Net Income $ 8 $ 7 9%

EPS $.22 $.19 16%

Shares Outstanding 37.0 40.3 (8%)

$ in Mil., except per share data

Net Sales % by Division

Stride Rite 40%

Keds 30%

Sperry 13%

Tommy 12%

Int’l 6%

HISTORICAL FINANCIALS

2005 Q1 Saucony Performance

%

2005 2004 Change

Net Sales $ 42 $ 47 (11%)

Gross Profit 18 19 (8%)

42.2% 40.8%

Operating Expenses 13 12 4%

Interest & Other - -

Operating Income 5 7 (29%)

Net Income $ 3 $ 4 (25%)

EPS – Class A $.41 $.58 (29%)

EPS – Class B $.46 $.64 (28%)

$in Mil., except per share data

Net Sales % by Division

Domestic 65%

Int’l 23%

Apparel 7%

Retail 4%

Other 1%

HISTORICAL FINANCIALS

2005 Q1 SRR Balance Sheet

2005 2004 % Change

Cash $ 45 $ 68 (34%)

Accounts Receivable 90 88 2%

Inventories 95 83 14%

Total Liabilities 75 69 8%

Debt - - -

Total Stockholders’

Equity $ 253 $ 274 (8%)

$            in Millions

HISTORICAL FINANCIALS

2005 Q1 Saucony Balance Sheet

2005 2004 % Change

Cash $ 29 $ 13 126%

Accounts Receivable 28 32 (14%)

Inventories 23 22 2%

Total Liabilities 22 18 27%

Debt - - -

Total Stockholders’

Equity $ 72 $ 60 19%

$            in Millions

HISTORICAL FINANCIALS

Net Sales by Division—2005 Q1 vs. 2004 Q1

FY2004 FY2005

( in$ Millions)

0 10 20 30 40 50 60

In$Millions Stride Rite Keds Sperry Tommy Int’l Intercompany Total

Eliminations

Q1 2005 $ 61.0 45.7 19.4 18.3 8.8 (2.6) $ 150.6

Q1 2004 $ 54.1 42.4 14.7 20.2 6.7 (2.2) $ 136.1

% Change 13% 8% 32% (10%) 31% 11%

SUMMARY

Strong set of aspirational brands to compete against the increased channel power of higher-end retailers and lower-priced mass distributed products and retailers.